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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2009

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                             PACIFIC CAPITAL BANCORP
             (Exact name of registrant as specified in its charter)

          California                       0-11113                95-3673456
(State or other jurisdiction of       (Commission File          (IRS Employer
 incorporation or organization)             Number)          Identification No.)

                1021 Anacapa Street
            Santa Barbara, California                               93101
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On October 5, 2009, Donald Toussaint resigned as Executive Vice President, Commercial Banking & Wealth Management Group of Pacific Capital Bancorp and its wholly-owned subsidiary, Pacific Capital Bank, N.A. (the "Bank").


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PACIFIC CAPITAL BANCORP
                                                (Registrant)


October 8, 2009                                 By: /s/ FREDERICK W. CLOUGH
                                                    ----------------------------
                                                    Frederick W. Clough
                                                    Executive Vice President and
                                                    General Counsel